SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                       Date of report:  April 25, 2002
                      (Date of earliest event reported)


                         INTELLIGENT CONTROLS, INC.
                         --------------------------
           (Exact name of registrant as specified in its charter)


              Maine                     1-13628              01-0354107
              -----                     -------              ----------
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation or organization)        File No.)       Identification No.)


                 74 Industrial Park Road, Saco, Maine 04072
                 ------------------------------------------
             (Address of principal executive offices) (Zip code)


Registrant's telephone number:   (207) 283-0156


Item 5.  Other Events.

On April 25, 2002, the Registrant announced that it has entered into a merger agreement with Franklin Electric Co., Inc. A copy of the Registrant's press release is filed as an exhibit hereto.

Item 7.  Exhibits.

(c)  Exhibits.

The following is filed with the Commission as an exhibit to this report.

      99    Press release of Registrant, issued April 25, 2002


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       INTELLIGENT CONTROLS, INC.

Date:  April 25, 2002                  By:  /s/    Roger E. Brooks
                                            --------------------------
                                            Roger E. Brooks
                                            President and Chief Executive
                                            Officer